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                                    EXHIBIT 1

                AGREEMENT REGARDING JOINT FILING OF SCHEDULE 13D

         The undersigned agree that the Statement on Schedule 13D to which this Agreement is attached is filed on behalf of each one of them pursuant to Rule 13d-1(k)(1)(iii). This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original and all of which shall together constitute one instrument.

Dated: September 28, 2000

                                           MERIDIAN ASSOCIATES, L.P.

                                           By:  MERIDIAN INVESTMENT, INC., ITS
                                           GENERAL PARTNER

                                           By:   /s/ Harold S. Handelsman
                                                 -----------------------------
                                           Its:  Vice President


                                           SDI, INC.

                                           By:   /s/ Harold S. Handelsman
                                                 -----------------------------
                                           Its:  Vice President


                                           HSA PROPERTIES, INC.

                                           By:   /s/ Harold S. Handelsman
                                                 -----------------------------
                                           Its:  Vice President


                                           USFS ACQUISITION CO.

                                           By:   /s/ Douglas Geoga
                                                 -----------------------------
                                           Its:  President


                                           Michael A. Leven

                                           /s/ Michael A. Leven
                                           -----------------------



                                           Andrea Leven

                                           /s/ Andrea Leven
                                           -----------------------
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                                           Jonathan Leven

                                           /s/  Jonathan Leven
                                           -----------------------



                                           Robert Leven

                                           /s/ Robert Leven
                                           -----------------------



                                           Adam Leven

                                           /s/ Adam Leven
                                           -----------------------